                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 16, 1999


                          PROFESSIONAL BANCORP, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


PENNSYLVANIA                       0-11223                       95-3701137
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)             File Number)               Identification No)

606 BROADWAY, SANTA MONICA, CA                                      90401
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code; (310) 458-1521

ITEM 5.  OTHER EVENTS

Friday, April 16, 1999 Professional Bancorp, Inc. released the attached information.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PROFESSIONAL BANCORP, INC

Date:  April 16, 1999                      By: /s/ Eric J. Woodstrom
                                           -------------------------------
                                           Acting Chief Financial Officer



                                 EXHIBIT INDEX

 Exhibit No.                              Description
 -----------                              -----------
      1             Press Release, dated April 16, 1999, announcing delay in
                    filing Form 10-K for the fiscal year-end December 31, 1998 and temporary halt in trading.

                                   EXHIBIT 1

PRESS RELEASE DATED April 16, 1999


Company Press Release

SOURCE: Professional Bancorp, Inc.


April 16, 1999 - SANTA MONICA, CA - Professional Bancorp, Inc. (AMEX:MDB) announced today that the filing of its Form 10-K for the fiscal year ended December 31, 1998 will be delayed until the audited financial statements are available for inclusion in the report. The Company expects that the filing will be made within the next five business days. Trading in the Company's stock has been temporarily halted in accordance with the policies of the American Stock Exchange. The trading halt will be reevaluated as soon as the Form 10-K filing has been made and reviewed by the American Stock Exchange.